CSFB                    CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-2

DERIVED INFORMATION   [03/04/03]

[$59,125,000]

Classes M-1, M-2 and M-3

Mezzanine Bonds Offered

(Approximate)

[$28,875,000]

Classes B-1, B-2 and B-3

Subordinate Bonds Offered

(Approximate)

Home Equity Pass-Through Certificates, Series 2003-2

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston LLC.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading  LLC Desk at (212) 538-8373.

CSFB                      CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2003-2

(i) CDR Analysis

The tables below show the percentage of the Base Default Curve that can be sustained without a write-down to each class.  The calculations assume a loss severity of 40%, a 9-month lag between default and loss, prepayment speeds by product as specified in Appendix B, forward rates of libor as specified and that the deal stepdown only occurs if the anticipated delinquency and loss triggers are not tripped.  The estimated triggers are defined in Appendix C.

(ii) 100% Default and Loss Assumption

The following graph displays the 100% default and loss assumptions as a percentage of the original deal balance.  The underlying data is displayed in Appendix A.

CSFB                      CREDIT SUISSE FIRST BOSTON

         HOME EQUITY ASSET TRUST 2003-2

(iii) Voluntary Prepayment Curves

The following table displays the Voluntary CPR values for each product type.  Underlying data is displayed in Appendix B.

CSFB                      CREDIT SUISSE FIRST BOSTON

          HOME EQUITY ASSET TRUST 2003-2

(iv) Forward LIBOR

The following table displays forward LIBOR rates used for one-month and six-month LIBOR.

CSFB                      CREDIT SUISSE FIRST BOSTON

          HOME EQUITY ASSET TRUST 2003-2

Appendix A

Base Cumulative Default Curve:

Period	100% Default Assumptiion	100% Loss Assumptiion	Period	100% Default Assumptiion	100% Loss Assumptiion
1	0.0000%	0.0000%	49	6.7813%	2.1632%
2	0.0000%	0.0000%	50	6.9271%	2.2313%
3	0.0000%	0.0000%	51	7.0729%	2.2969%
4	0.0182%	0.0000%	52	7.2127%	2.3601%
5	0.0547%	0.0000%	53	7.3464%	2.4208%
6	0.1094%	0.0000%	54	7.4740%	2.4792%
7	0.1823%	0.0000%	55	7.5955%	2.5375%
8	0.2734%	0.0000%	56	7.7109%	2.5958%
9	0.3828%	0.0000%	57	7.8203%	2.6542%
10	0.4922%	0.0000%	58	7.9236%	2.7125%
11	0.6016%	0.0000%	59	8.0208%	2.7708%
12	0.7109%	0.0000%	60	8.1120%	2.8292%
13	0.8203%	0.0073%	61	8.1970%	2.8851%
14	0.9297%	0.0219%	62	8.2760%	2.9385%
15	1.0391%	0.0438%	63	8.3490%	2.9896%
16	1.1606%	0.0729%	64	8.4158%	3.0382%
17	1.2943%	0.1094%	65	8.4766%	3.0844%
18	1.4401%	0.1531%	66	8.5313%	3.1281%
19	1.5981%	0.1969%	67	8.5799%	3.1694%
20	1.7682%	0.2406%	68	8.6224%	3.2083%
21	1.9505%	0.2844%	69	8.6589%	3.2448%
22	2.1328%	0.3281%	70	8.6892%	3.2788%
23	2.3151%	0.3719%	71	8.7135%	3.3104%
24	2.4974%	0.4156%	72	8.7318%	3.3396%
25	2.6797%	0.4642%	73	8.7439%	3.3663%
26	2.8620%	0.5177%	74	8.7500%	3.3906%
27	3.0443%	0.5760%	75	8.7500%	3.4125%
28	3.2266%	0.6392%	76	8.7500%	3.4319%
29	3.4089%	0.7073%	77	8.7500%	3.4490%
30	3.5911%	0.7802%	78	8.7500%	3.4635%
31	3.7734%	0.8531%	79	8.7500%	3.4757%
32	3.9557%	0.9260%	80	8.7500%	3.4854%
33	4.1380%	0.9990%	81	8.7500%	3.4927%
34	4.3203%	1.0719%	82	8.7500%	3.4976%
35	4.5026%	1.1448%	83	8.7500%	3.5000%
36	4.6849%	1.2177%	84	8.7500%	3.5000%
37	4.8672%	1.2906%	85	8.7500%	3.5000%
38	5.0495%	1.3635%	86	8.7500%	3.5000%
39	5.2318%	1.4365%	87	8.7500%	3.5000%
40	5.4080%	1.5094%	88	8.7500%	3.5000%
41	5.5781%	1.5823%	89	8.7500%	3.5000%
42	5.7422%	1.6552%	90	8.7500%	3.5000%
43	5.9002%	1.7281%	91	8.7500%	3.5000%
44	6.0521%	1.8010%	92	8.7500%	3.5000%
45	6.1979%	1.8740%	93	8.7500%	3.5000%
46	6.3438%	1.9469%	94	8.7500%	3.5000%
47	6.4896%	2.0198%	95	8.7500%	3.5000%
48	6.6354%	2.0927%	96	8.7500%	3.5000%

CSFB                      CREDIT SUISSE FIRST BOSTON

          HOME EQUITY ASSET TRUST 2003-2

Appendix B

Voluntary Prepayment Assumption:

CSFB                      CREDIT SUISSE FIRST BOSTON

          HOME EQUITY ASSET TRUST 2003-2

Appendix C

Anticipated Delinquency Trigger: The deal will not stepdown if the Rolling Three-Month 60+ Delinquency Rate, including foreclosure and REO, as of the last day of the related collection period equals or exceeds 43.50% of the Senior Credit Enhancement for such distribution date.

Anticipated Loss Trigger: